                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that he is a vice president and controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of June 1, 1993 between the Company and First Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from December 01, 1993 to December 30, 1993 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12 day of January, 1994.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Robley D. Evans
                                  -----------------------------
                                   Robley D. Evans
                                   Vice President and Controller

                        GREEN TREE FINANCIAL CORPORATION
  MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 3.75%, 6.10%, 6.55%, 6.90%
                    PASS-THROUGH CERTIFICATES, SERIES 1993-2
                       CLASS A1, A2, A3, A4 CERTIFICATES
                                 MONTHLY REPORT
                                 December, 1993

                                    TRUST ACCOUNT #3331354-0
                                    CUSIP#'S  393505-AY8, AZ5, BA9, BB7
                                    REMITTANCE DATE: 1/18/94

                                                    Total$       Per $1,000
                                                    Amount        Original
                                               ---------------  ------------
A.  Interest
    (1)    Aggregate Interest
           a. Class A-1 Interest                    417,263.38    2.85523046
           b. Class A-2 Interest                    552,965.00    5.08333333
           c. Class A-3 Interest                    277,610.84    5.45833346
           d. Class A-4 Interest                    457,038.75    5.75000000

    (2)    Amount applied to:
           a. Unpaid Class A Interest
              Shortfall                                    .00           .00

    (3)    Remaining:
           a. Unpaid Class A Interest
              Shortfall                                    .00           .00

B.  Principal
    (4)    Formula Principal Distribution         2,845,586.01           N/A
           a. Scheduled Principal                 1,099,170.28           N/A
           b. Principal Prepayments               1,563,243.13           N/A
           c. Liquidated Contracts                  183,172.60           N/A
           d. Repurchases                                  .00           N/A

    (5)    Pool Scheduled Principal
             Balance                           432,952,311.05,  960.82971884
   (5a)    Pool Factor                               .96082972

    (6)    Class A Schedule Principal
           Deficiency Amount (if any)
           following prior Remittance date                 .00           .00

    (7)    Class A principal distribution:
           a. Class A-1                           2,845,586.01   19.47164370
           b. Class A-2                                    .00           .00
           c. Class A-3                                    .00           .00
           d. Class A-4                                    .00           .00

    (8)    Class A-1 Principal Balance          128,489,771.85  879.22383913
   (8a)    Class A-1 Pool Factor                     .87922384

    (9)    Class A-2 Principal Balance          108,780,000.00  1000.0000000
   (9a)    Class A-2 Pool Factor                    1.00000000

   (10)    Class A-3 Principal Balance           50,860,000.00  1000.0000000
  (10a)    Class A-3 Pool Factor                    1.00000000

                       GREEN TREE FINANCIAL CORPORATION
  MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 3.75%, 6.10%, 6.55%, 6.90%
                    PASS-THROUGH CERTIFICATES, SERIES 1993-2
                       CLASS A1, A2, A3, A4 CERTIFICATES
                                 MONTHLY REPORT
                                 December, 1993
                                     Page 2


                                      TRUST ACCOUNT #3331354-0
                                      CUSIP#'S  393505-AY8, AZ5, BA9, BB7
                                      REMITTANCE DATE:  1/18/94

   (11)  Class A-4 Principal Balance                79,485,000.00  1000.0000000

  (11a)  Class A-4 Pool Factor                         1.00000000

   (12)  Class A Scheduled Principal
         Deficiency Amount (if any)
         following current Remittance Date                    .00           .00


C.  Aggregate Scheduled Balances and Number of Delinquent
    Contracts as of Determination Date

   (13)  31-59 days                                  2,491,346.86           113

   (14)  60 days or more                             1,624,376.32            69

   (15)  Current Month Repossessions                   361,279.89            18

   (16)  Repossession Inventory                        896,197.93            41

D.  Class A-1 Remittance Rate for the Current Remittance Date

   (17)  Class A-1 Remittance Rate for the Current Remittance
         Rate                                                           3.8125%

E.  Class A-1 Remittance Rate for the Following Remittance Date

   (18)  LIBOR (as of 12/13/93)                                          3.125%

   (19)  Reference Bank Rate
         (if LIBOR is not available)                                        N/A

   (20)  Class A-1 Remittance Rate for the following
         Remittance Date
         (line 18 or 19, whichever is applicable,
         plus .50%)                                                      3.625%

                        GREEN TREE FINANCIAL CORPORATION
             MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.00%
                    PASS-THROUGH CERTIFICATES, SERIES 1993-2
                           CLASS B AND C CERTIFICATES
                                 MONTHLY REPORT
                                 December, 1993

                                                            CUSIP NO. #383505BC5
                                                        REMITTANCE DATE: 1/18/94

                                                      Total  $       Per $1,000
                                                       Amount         Original
                                                    ------------   -------------

  (1)  Amount Available                             6,243,475.99

  (2)  Remaining Amount Available                   1,693,012.01

 (2a)  Monthly Servicing Fee                          363,164.91

  (3)  Weighted Average Contract Rate                  10.64929%

  (4)  Class B Remittance Rate (lesser
       of line 3 or 8.00%)                                 8.00%             .00

  (5)  Aggregate Class B Interest                     435,583.60      6.66666675

  (6)  Amount applied to Unpaid Class
       B Interest Shortfall                                  .00             .00

  (7)  Remaining unpaid Class B
       Interest Shortfall                                    .00             .00

  (8)  Aggregate Principal (Until Class A-1,
       Class A-2, Class A-3 and Class A-4
       principal balances reach zero, Aggregate
       principal equals Class B Principal
       Liquidation Amount)                                   .00             .00

  (9)  Class B Principal
       Liquidation Loss Amount                               .00             .00

 (10)  Amount, if any, by which the Class B Formula
       Distribution for such Remittance Date exceeds the Remaining Amount available for such Remittance Date

 (11)  Guarantee Payment

 (12)  Class B Principal Balance                                   65,337,539.20

(12a)  Class B Pool Factor                                            1.00000000

 (13)  Monthly Servicing Fee (deducted from
       Certificate Account balance to arrive at
       Amount Available if the Company is not
       the Servicer; deducted from funds remaining
       after payment of Class A Distribution
       Amount and Class B Distribution Amount
       Amount; if the Company is the Servicer)                        363,164.91

                       GREEN TREE FINANCIAL CORPORATION
             MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.00%
                    PASS-THROUGH CERTIFICATES, SERIES 1993-2
                           CLASS B AND C CERTIFICATES
                                 MONTHLY REPORT
                                 December, 1993
                                     Page 2


                                                            CUSIP NO. #383505BC5
                                                        REMITTANCE DATE: 1/18/94



 (14)    3% Guaranty Fee                                         1,082,380.78

 (15)    Class C Residual Payment                                  175,047.63

 (16)    Repossessed Contracts                                     361,279.89

 (17)    Repossessed Contracts Remaining in Inventory              896,197.93

 (18)    Weighted Average Contract Rate                              10.64929

                                      GTFC
                                      93-2
                                 DECEMBER, 1993
                              Defaulted Contracts

                                                                       Estimated
                                                    Repurchase          Loss at
Account#           Principal         Interest         Amount           Sale Date
- --------          -----------       ---------       -----------       ----------

12307802            16,826.08           94.78         16,920.86        13,662.20
23311644            23,477.63          132.25         23,609.88        14,169.80
28311766            11,635.81           65.54         11,701.35         5,072.94
37310939            23,099.55          130.12         23,229.67         5,942.84
37310985            12,997.88           73.22         13,071.10         3,104.54
76309662            19,802.91          111.55         19,914.46           573.29
83311733            30,598.82          172.37         30,771.19         3,601.67
83312190            23,688.88          133.44         23,822.32         4,207.97
87314162            13,976.52           78.73         14,055.25              .00
90314671             7,068.52           39.81          7,108.33         1,654.46
                  -----------       ---------       -----------       ----------

TOTALS            $183,172.60       $1,031.81       $184,204.41       $51,989.71
                  ===========       =========       ===========       ==========